OfficeMax
WORK WITH US

ROAD TO SUCCESS

2011 INVESTOR DAY

November 16, 2011 - New York City

U.S. Retail Business Exhibit 99.4

Overall Business Assessment
Challenges to OfficeMax retail business…
Perceived store saturation
Store productivity
Competition both within and outside OSS channel
…But there is ROIC upside opportunity
Optimize store real estate network
Improve price image, technology product assortment, and multi-channel experience to increase customer acquisition and conversion
Introduce new business models/concepts that can deliver meaningful customer differentiation and better ROIC

Overall Goals and Core Strategies
Optimize/strengthen retail
store network
Drive comp sales – focus
on SOHO customer
Grow Gross Profit
Productivity
Build people capabilities
and performance
Develop new innovative
Retail formats
Grow New Channel
business
Improve ROIC in
Retail business

Strategy 1: Optimize and strengthen the retail store network
Continue to close unprofitable negative EBITDA stores
with low potential for turnaround
Leverage lease renewals to reduce store size and
occupancy costs per unit

OfficeMax

OfficeMax
OfficeMax
$7.99

OfficeMax WORK WITH US | The Road to Success

5 Relocation – Tustin, CA Before (36K sq. ft.) After (21K sq. ft.)

6 New Store – Juneau, AK Advantage Next Prototype (18K) Juneau, AK (16K)

Strategy 1: Optimize and strengthen the retail store network
Continue to close unprofitable negative EBITDA stores
with low potential for turnaround
Leverage lease renewals to reduce store size and
occupancy costs per unit
Defend DMA’s with strong market position and ROIC

BIG DEALS
File Boxes
LEGAL PADS
2 for $10.00

OfficeMax WORK WITH US | The Road to Success

8 Strategy 2: Drive comp sales - focus on SOHO customer Improve price image Focus on value-focused off-shelf displays & simplified selling messages

[redacted]

[redacted]

TECHWORLD
TECH SUPPORT

[redacted]

RadioShack
MOBILE

[redacted]

TECH SUPPORT

OfficeMax WORK WITH US | The Road to Success

9 Strategy 2: Drive comp sales - focus on SOHO customer Transform Technology department Woodridge – Lab Store Mobile Center San Francisco – Test Market CtrlCenter

SMALL BUSINESS
retail
direct
mobile
credit

RadioShack MOBILE

OfficeMax WORK WITH US | The Road to Success

Strategy 2:  Drive comp sales - focus on SOHO customer
Implement a seamless multi-channel experience for SOHO
customers
Introduce new products & services - home-grown,
licensing, & leasing opportunities
online

Re- m
Furniture
space

OfficeMax WORK WITH US
The Road to Success

11 Strategy 3: Grow Gross Profit Productivity Rationalize assortments and space allocations to improve ROIC in existing stores, and to optimize for smaller store formats

OfficeMax
[IN] PLACE
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DIVOGA

Eastleigh
PeterWalsh you · organized
INFUSE
SCHOOLIO OfficeMax
4WRK

Canterbury
ASCEND MAILING PRODUCTS
brenton STUDIO
JUSTBASICS
virtuo

OfficeMax WORK WITH US | The Road to Success

12 Strategy 3: Grow Gross Profit Productivity Increase private brand penetration - target SOHO customers

Strategy 4: Build people capabilities & performance
Transform field management into high
performing talent
Grow Associate Engagement to improve
customer experience and store
performance
Build selling and servicing competencies
Become known as the most knowledgeable
and trusted brand for small business
Improve conversion rate

Walmart
EXPRESS
ALDI
FOOD MARKET
fresh & easy
fresh & easy

OfficeMax WORK WITH US | The Road to Success

Strategy 5: Develop a new differentiated Retail Format
Define and test in 2012 one or
two high potential SOHO
targeted concepts, eg:
Small store with good selection
of core products in central
business districts
Plus alternative innovative store
formats with potential to
transform the economics of our
Retail business

School Supplies
Magazines
And

The Road to Success

15 Strategy 6: Grow New Channel Business Grow sales in key accounts Acquisition of new customers focusing on Grocery and Drug in the U.S. Build operational infrastructure

Optimize Store Network
Chain rent costs per unit
Drive Comp Sales
Customer experience
Sales/sq. foot
Price image
Share of office supplies
Share of technology products
Grow Profit Per Sq. Ft.
Customer margin/sq. ft.
Build Talent
Associate Engagement
Customer Conversion
Grow New Channels
Share of market
Key Internal Operating Metrics
Improve ROIC in
Retail business